Item G.1.b.iv
Section 16(a) Beneficial Ownership Reporting
Compliance
Section 30(h) of the Investment Company Act of
1940 imposes the filing requirements of section 16 of the Securities Exchange Act of 1934 upon (i) the registrant's directors and officers, (ii) the registrant's investment adviser and certain of its affiliated persons and (iii) every person who is directly or indirectly the beneficial owner of more than 10% of any class of the registrant's outstanding securities (other than short-term paper). Based solely on a review of the copies of
Section 16(a) forms furnished to the registrant, or written representations that no Forms 5 were required, the registrant believes that during the fiscal year ended October 31, 2020 all such filing requirements were complied with, except that David
D. Grumhaus, Jr., an officer of the registrant's investment adviser, was late in filing a Form 3.